Exhibit 10.2

REVOLVING CREDIT NOTE

$5,000,000	Cleveland, Ohio
January 3, 2017

FOR VALUE RECEIVED, the undersigned, THE JOINT CORP., a Delaware corporation (“Borrower”), promises to pay, on the last day of the Revolving Credit Commitment Period, as defined in the Credit and Security Agreement (as hereinafter defined), to the order of TOWER 7 PARTNERSHIP LLC, an Ohio limited liability company (“Lender”), at its office at 6140 Parkland Blvd., Suite 300, Mayfield Heights, Ohio 44124, or at such other place as Lender shall designate, the principal sum of

FIVE MILLION 00/100	DOLLARS

or the aggregate unpaid principal amount of all Revolving Loans made by Lender to Borrower pursuant to Section 2.1 of the Credit and Security Agreement, whichever is less, in lawful money of the United States of America, at such times and in such manner as provided in Section 2.1 of the Credit and Security Agreement. As used herein, “Credit and Security Agreement” means the Credit and Security Agreement dated as of January 3, 2016, between Borrower and Lender, as the same may from time to time be amended, restated or otherwise modified. Capitalized terms used herein shall have the meanings ascribed to them in the Credit and Security Agreement.

Borrower also promises to pay interest on the unpaid principal amount of each Revolving Loan from time to time outstanding, from the date of such Revolving Loan until the payment in full thereof, at the rates per annum which shall be determined in accordance with the provisions of Section 2.1 of the Credit and Security Agreement. Such interest shall be payable on each date provided for in Section 2.1; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit and Security Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum equal to the Default Rate. All payments of principal of and interest on this Note shall be made in immediately available funds. In the event of a failure to pay interest or principal in respect of any regularly scheduled payment (not including the entire balance hereof upon maturity or earlier demand), when the same becomes due, Lender may collect and Borrower agrees to pay a late charge of an amount equal to five percent (5%) of the amount of such late payment.

This Note is the Revolving Credit Note referred to in the Credit and Security Agreement. Reference is made to the Credit and Security Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this Note is issued.

Except as expressly provided in the Credit and Security Agreement, Borrower expressly waives presentment, demand, protest and notice of any kind.

The undersigned authorizes any attorney at law at any time or times after the maturity hereof (whether maturity occurs by lapse of time or by acceleration) to appear in any state or federal court of record in the United States of America, to waive the issuance and service of process, to admit the maturity of this Note and the nonpayment thereof when due, to confess judgment against the undersigned in favor of the holder of this Note for the amount then appearing due, together with interest and costs of suit, and thereupon to release all errors and to waive all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive any judgment, and if any judgment be vacated for any reason, the holder hereof nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the undersigned. The undersigned agrees that Lender’s attorney may confess judgment pursuant to the foregoing warrant of attorney. The undersigned further agrees that the attorney confessing judgment pursuant to the foregoing warrant of attorney may receive a legal fee or other compensation from Lender.

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IN WITNESS WHEREOF, the undersigned has signed this Revolving Credit Note as of the date first written above.

THE JOINT CORP.

By:	/s/ Peter D. Holt
Name:	Peter D. Holt
Title:	Chief Executive Officer

“WARNING — BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.”

[Signature Page to Revolving Credit Note]